Exhibit 10.40

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

PROJECT AGREEMENT

PROJECT AGREEMENT FOR DEVELOPMENT SERVICES UNDER

MASTER SERVICES AGREEMENT DATED JUNE 26, 2026 BETWEEN PATHEON UK LIMITED AND

ARCTURUS THERAPEUTICS (the “Master Agreement”)

PROJECT AGREEMENT #[***]

The Services covered by this Product Agreement are subject to the specific terms described in the Development Schedule of the Master Agreement.

The Services covered by this Project Agreement, and the applicable Price, are described in Appendix A.

1.	Project Agreement Effective Date:	Effective as of the date of final signature
2.	Term:	From the Project Agreement Effective Date until completion of the Services or Termination according to the terms of the Master Agreement.

3.	Other changes from Master Agreement:	None

For Patheon Internal Use Only
Quick to Care Proposal Number	[***]
[***] Proposal Number	[***]
PDS Proposal Number	[***]

Patheon UK Limited Arcturus Therapeutics

By: By:

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

Name: Name:

Title: Title:

Date: Date:

[***] Arcturus Therapeutics

June 26, 2026 ARCT-032

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Exhibit 10.40

Table of Contents

Part A: Project Overview 4

Part B: Budget Summary 9

Bulk [***] Drug Product 9

[***] Drug Product Fill and Finish ([***]) 12

Part C: High Level Timeline 19

Part D: Project Activities 21

1.
Project Start Up and Technology Transfer 21
2.
Analytical and Microbiological Services 23

[***]/ [***] Bulk Drug Product 29

3.
[***] Engineering Batch 29
4.
Stability Study – [***] Engineering Batch 30
5.
[***] Engineering Batch 31
6.
[***] Clinical Trial Material (CTM) Manufacturing 32
7.
Stability Study – [***] CTM Batch 33
8.
[***] cGMP Reference Standard Generation 34
9.
[***] Clinical Trial Material (CTM) Manufacturing 35
1.
[NP cGMP Reference Standard Generation 36
2.
Process and CQA Risk Assessment and PC Study Planning 37
3.
Scale Down Model Evaluation and Qualification 38
4.
Process Characterization Studies 38
5.
Process Validation Master Plan 39
6.
Process Validation Protocol 41
7.
Final FMEA and Parameter Designation 41
8.
[***] PPQ Manufacturing 42
9.
Stability Study – [***] PPQ Batch 43
10.
[***] PPQ Manufacturing 44
11.
PPQ Support Studies 45
12.
Process Validation Documentation 46
13.
[***] Clinical Trial Material (CTM) OLE Batch Manufacturing 46
14.
Stability Study – [***] OLE Batch 47
15.
[***] Clinical Trial Material (CTM) OLE Manufacturing 48

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

[***] Arcturus Therapeutics

June 26, 2026 ARCT-032

Confidential Page 2 of 77

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Exhibit 10.40

mRNA/LNP[***] Drug Product Fill and Finish ([***] line, [***]) 50

3.
Technical Transfer Document Clinical – Bulk [***] to Drug Product 50
4.
Visual Inspection Assessment – Active and Placebo 50
5.
Filter Validation – Patheon Support – Active and Placebo 51
6.
Extractables & Leachables Studies – Patheon Support – Active and Placebo 52
7.
Component Machinability Trial and CCI Validation 52
8.
Active Engineering Batch 53
9.
Stability – Engineering Batch – Drug Product 54
16.
Phase III Clinical Trial Material (CTM) Batch – Active 55
17.
Stability – Phase III Clinical Trial Material (CTM) Batch – Drug Product 57
18.
Vial size preliminary comparative study 58
19.
Placebo Engineering Batch 59
20.
Placebo CTM Batches Manufacture 60
21.
Validation Documentation 62
22.
PPQ Batches 62
23.
Process Validation – Support 64
24.
Stability – PPQ Batches – Drug Product 64
25.
OLE Active Batches Manufacture – Drug Product 65
26.
Stability – OLE Batches – Drug Product 67

Part E: DP Fill and Finish ([***] line) Equipment Requirements 69

Part F: Standard Assumptions 74

Part G: Proposal Revision History 77

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 3 of 77

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Exhibit 10.40

Part A: Project Overview

Executive Summary

Arcturus Therapeutics (“Client”) has requested Patheon UK Limited (“Patheon”) to provide this Project Agreement for ARCT-032 Bulk Drug Product and Drug Product Fill and Finish manufacturing services through technical transfer of Client’s process that meets the requirements of Client’s phase III clinical supply needs and PPQ batches manufacturing. Client has stated that the clinical trial will be conducted in the USA/Europe, thus, all formulation components and Finished Product must meet the regulatory requirements of USP and EP.

Certain details of this project require clarification between the parties and therefore a number of assumptions have been made based on Patheon’s best estimates. The requirements will be discussed and agreed between the parties either during the Project Proposal discussions or during the technology transfer project phase. All technical parameters will be confirmed during the validation phase. Pricing may be adjusted to reflect any technical changes foreseen during the technology transfer project or upon completion of validation batches, including adjustments to commercial pricing to reflect the impact of any specification, process, or Instruction changes. Commercial supply activities and prices are presented in the Commercial Pricing Proposal OS-07009 -R1 (or latest revision).

During the project, the parties agree that unforeseen elements of development may arise that were not considered during the initial scoping phase. In such instances, scope changes shall be required to ensure the successful completion of the project.

[***]

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 4 of 77

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Exhibit 10.40

[***]

[***]

[***]

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 6 of 77

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Exhibit 10.40

[***]

[***]

CONFIDENTIALITY NOTICE: This document, and the information it contains, is confidential. It includes Patheon or its affiliates confidential and proprietary information which is disclosed to Client in confidence and solely for the purpose of pursuing a business relationship between Patheon and Client. Client will protect Patheon’s confidential information with at least the same degree of care as Client would apply to its own confidential information, and with no less than a commercially reasonable degree of care. Any redistribution of this document or disclosure of its content is strictly prohibited unless Patheon provides its consent in writing. Patheon reserves the right to seek money damages for breach of confidence and is entitled to seek interim relief to protect its confidential information.

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 8 of 77

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Exhibit 10.40

Part B: Budget Summary

Bulk [***] Drug Product

Clinical Phase III – PPQ Batches Manufacture - Waived

[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

[***] Drug Product Fill and Finish ([***])

[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

Part C: High Level Timeline

[***]

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Exhibit 10.40

Part D: Project Activities

Patheon proposes to execute the project activities as described below.

1. Project Start Up and Technology Transfer

[***]

2. Analytical and Microbiological Services

[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

[***]/ [***] Bulk Drug Product
3. [***] Engineering Batch

[***]

4. Stability Study – [***] Engineering Batch

[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

5. [***] Engineering Batch

[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

6. [***] Clinical Trial Material (CTM) Manufacturing

[***]

7. Stability Study – [***] CTM Batch

[***]

8. [***] cGMP Reference Standard Generation

[***]

9. [***] Clinical Trial Material (CTM) Manufacturing

[***]

10. [***] cGMP Reference Standard Generation

[***]

11. Process and CQA Risk Assessment and PC Study Planning

[***]

12. Scale Down Model Evaluation and Qualification

[***]

13. Process Characterization Studies

[***]

14. Process Validation Master Plan

[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

15. Process Validation Protocol

[***]

16. Final FMEA and Parameter Designation

[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

17. [***] PPQ Manufacturing

[***]

18. Stability Study – [***] PPQ Batch

[***]

19. [***] PPQ Manufacturing

[***]

20. PPQ Support Studies

[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156141\V-2

Exhibit 10.40

21. Process Validation Documentation

[***]

22. [***] Clinical Trial Material (CTM) OLE Batch Manufacturing

[***]

23. Stability Study – [***] OLE Batch

[***]

24. [***] Clinical Trial Material (CTM) OLE Manufacturing

[***]

13 Final in-process testing is to be determined by the transferred process and will be executed under a Change of Scope agreement.

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 49 of 77

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Exhibit 10.40

[***] Drug Product Fill and Finish ([***] line, [***])

3. Technical Transfer Document Clinical – Bulk [***] to Drug Product

[***]

4. Visual Inspection Assessment – Active and Placebo

[***]

5. Filter Validation – Patheon Support – Active and Placebo

[***]

6. Extractables & Leachables Studies – Patheon Support – Active and Placebo

[***]

7. Component Machinability Trial and CCI Validation

[***]

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 52 of 77

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Exhibit 10.40

8. Active Engineering Batch

[***]

9. Stability – Engineering Batch – Drug Product

[***]

10. Phase III Clinical Trial Material (CTM) Batch – Active

[***]

11. Stability – Phase III Clinical Trial Material (CTM) Batch – Drug Product

[***]

12. Vial size preliminary comparative study

[***]

13. Placebo Engineering Batch

[***]

14. Placebo CTM Batches Manufacture

[***]

15. Validation Documentation

[***]

16. PPQ Batches

[***]

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 63 of 77

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Exhibit 10.40

17. Process Validation – Support

[***]

18. Stability – PPQ Batches – Drug Product

[***]

19. OLE Active Batches Manufacture – Drug Product

[***]

The following In-Process and Finished Product testing will be performed (one set per batch):

[***]

20. Stability – OLE Batches – Drug Product

Goal:

[***]

Deliverables:

[***]

Scope:

[***]

The following stability testing is proposed for samples at each pull point:

[***]

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 68 of 77

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Exhibit 10.40

Part E: DP Fill and Finish ([***] line)

Equipment Requirements

Assuming to use an already qualified primary packaging configuration:

Any equipment requirements will be discussed, evaluated and agreed with Arcturus. Based on the technical assumptions, the following equipment has been identified to support the scope of this project. Estimates given are subject to change pending design of the manufacturing process and would be confirmed at the time of placing an order. All equipment purchased will be Patheon owned materials.

[***]

[***]

[***] Arcturus Therapeutics

[***] [***]

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Exhibit 10.40

Appendix I: Process Characterization Associated Studies

Below outlines some examples of process characterization studies and associated activities that may be required for finalizing the process control strategy. The exact studies to be performed will be jointly with Client based on the outcome of the Process Validation Master Plan and defined in a Change Order.

Bulk Drug Substance

·
[***]

Bulk Drug Product Studies

·
[***]

Supporting Activities

[***]

[***] Arcturus Therapeutics

[***] [***]

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Exhibit 10.40

Appendix II: Additional Information

PPQ Support Studies

[***]

PPQ Batches/Commercial agreements

[***]

[***] Arcturus Therapeutics

[***] [***]

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Exhibit 10.40

Shipment Support

STANDARD SHIPMENT SUPPORT

[***]	$[***] Per Shipment

[***]

[***]

[***] Arcturus Therapeutics

[***] [***]

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Exhibit 10.40

Cancellation Fees

[***]

[***]

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 73 of 77

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Exhibit 10.40

Part F: Standard Assumptions

[***]

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 76 of 77

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Exhibit 10.40

Part G: Proposal Revision History

[***]

[***] Arcturus Therapeutics

[***] [***]

Confidential Page 77 of 77

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